MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.



FUND LOGO



Annual Report

June 30, 2000



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Developing Capital Markets Fund, Inc.


Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2000

A map depicting the following percentages:

Mexico                   9.9%
Argentina                0.7%
Ghana                    0.0%
Egypt                    0.3%
South Africa             7.9%
Israel                   3.6%
Malaysia                 5.3%
Indonesia                1.0%
Singapore                0.7%
Taiwan                  11.3%
Philippines              0.4%
Venezuela                0.2%
Brazil                  14.0%
Spain                    0.0%
Hungary                  2.0%
Czech Republic           0.7%
Poland                   1.1%
Russia                   2.7%
Greece                   2.0%
Turkey                   3.5%
India                    7.8%
Thailand                 1.8%
China                    4.9%
Hong Kong                1.5%
South Korea             13.1%


*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


DEAR SHAREHOLDER


During the six-month period ended June 30, 2000, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -4.83%, -5.34%, -5.36% and -4.93%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance results can be found on pages 4 - 6 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index had a return of -7.99% for the same period. The Fund's outperformance stemmed largely from its investments in Brazil, Hong Kong, Malaysia and Taiwan. Weighing against this was the underperformance of our stocks in South Korea.

Fiscal Year in Review
The Fund outperformed the benchmark Index during the fiscal year ended June 30, 2000. The Fund's Class A, Class B, Class C and Class D Shares had total returns of +15.99%, +14.87%, +14.83% and +15.83%, respectively, while the MSCI EMF Index rose 9.47%. Our portfolio's overweighted position in Brazil, coupled with our emphasis on telecommunications companies in that market, were the key factors behind the Fund's outperformance. In addition, our investments in software companies in India and a foundry in Singapore benefited Fund performance. On the negative side, our stocks in South Korea and Turkey lagged their respective markets.

Investment Overview
The six-month period ended June 30, 2000 was more highly volatile than the -7.99% decline in the MSCI EMF Index suggests. The revaluation of companies in Internet-related businesses that started in mid-1999 continued into 2000. Telecommunications, media and technology stocks rallied in tandem with the NASDAQ on investors' enthusiasm for virtually any stock idea with an Internet angle. Valuations of some stocks were rising to mimic those in the United States, but fortunately the "irrational exuberance" for Internet stocks in emerging markets did not last long. Not surprisingly, when the NASDAQ corrected, emerging market stocks that were riding on the Internet theme declined. Less rationally, other issues sold off as well, regardless of their fundamental vulnerability to higher US rates, slower US growth or unfulfilled US earnings expectations, the concerns prevailing in investors' minds. From peak to trough during the six-month period, emerging markets declined 23.21%.

We believe that heightened sensitivity to US technology and Internet stock movements is temporary and does not take away from the value in our portfolio investments. For example, the telecommunications stocks we hold provide telephony services that are enjoying strong demand growth. Many of these companies have managers who are mindful of their shareholders' interests. The valuations of these companies are not excessive and are not yet reflecting the long-term revenue enhancement from increased Internet usage. Furthermore, despite their having a more attractive growth profile, the valuations are a fraction of those in the United States, Japan and major European countries.

Many of the countries in which the Fund is invested, such as China, Russia and Brazil, are recovering from recession and their earnings are recovering from lows. With little indication of rising inflation, interest rates in these countries have potential to decline. In these markets, aggregate earnings valuations relative to earnings growth are very low, less than half of those that prevail in the United States. In summary, we believe that the technology and Internet stocks trading on the NASDAQ should not govern the performance of these markets over time.

In China, cellular phone penetration is still very low, estimated at less than 4%, but the number of subscribers is growing rapidly. It is estimated that the cellular market will more than double during the next year. This is faster than the projected growth for regular telephony, although penetration of that sector is also very low (approximately 12%). The company with the far dominant market share in mobile telephony is China Mobile (Hong Kong) Limited, our largest holding in China. Competition will inevitably erode the company's market share in the coming years as China becomes more integrated into the global economy as foreign phone companies gain access to the local market and as the Chinese government itself allows greater competition. Although the cellular market will be sufficiently large enough to accommodate several competitors, China Mobile's management is preparing itself by investing to build transmission facilities and obtain new technology, acquiring cellular assets and offering new services such as wireless data. The company's plan is to invest more than $10 billion during the next two years.

Russia has enjoyed a resurgence in economic performance, owing in large part to the export benefits of its currency devaluation in 1998 and the higher oil prices of the past year. Our largest holding in Russia is Surgutneftegaz (Surgut). The company is currently an oil exploration and production company, which, through a proposed restructuring exercise with its parent, may become a vertically integrated oil and gas company. It does not suffer from the cash collection problem that Russian "blue chips" are notorious for; thus, its financial strength and cash position may be unique among Russian companies. On cash generation measures, we believe that Surgut is among the most attractively valued oil companies in the world.

We maintained significant weighting in Brazil and, in particular, the Brazilian telecommunications companies. Brazil's economic recovery is at an early stage following two years of recession and devaluation. Although interest rates are still very high, a decline may occur because inflation is under control. Fundamentals for the country are very positive, as the devaluation removed some of the economic imbalances. Exports have benefited from this and from the strength in commodity prices. Fiscal targets are being met, and the debt profile restructured. We believe that among the markets we invest in, Brazil has the most room to surprise positively.

The Brazilian cellular industry remains very fragmented as a result of the privatization of the telephone holding company, Telebras, in 1997. Currently, there are 19 companies operating in different regions throughout the country. Stocks such as Telesp Celular Participacoes SA are very attractively valued in absolute terms and relative to their counterparts in other countries. These companies are exhibiting strong and profitable growth. However, what attracts us most is the potential for a major consolidation in the sector, which may further boost profitability in companies such as Telesp Celular Participacoes.

In Conclusion
The long-anticipated correction of the NASDAQ has led declines in markets worldwide and cooled enthusiasm for technology and Internet-related stocks. As a result, risk-averse investors became wary of the more volatile emerging market investments. In our view, short-term market volatility does not diminish the potential for long-term appreciation of our investments.

We thank you for your continuing interest in Merrill Lynch
Developing Capital Markets Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



August 10, 2000



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Total Return
Based on a
$10,000
Investment


A line graph depicting growth of an investment in the Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A Shares compared to growth of the Morgan Stanley Capital Internationl EAFE Index++++ and the Morgan Stanley Capital International Emerging Markets Free Index++++++. Beginning and ending values are:

                                           6/90         6/00

ML Developing Capital Markets
Fund, Inc.++--Class A Shares*            $ 9,600      $16,209

Morgan Stanley Capital International
EAFE Index++++                           $10,000      $21,499

Morgan Stanley Capital International
Emerging Markets Free Index++++++        $10,000      $23,545


A line graph depicting growth of an investment in the Merrill Lynch Developing Capital Markets Fund, Inc.'s Class B Shares compared to growth of the Morgan Stanley Capital Internationl EAFE Index++++ and the Morgan Stanley Capital International Emerging Markets Free Index++++++. Beginning and ending values are:

                                         7/01/94        6/00

ML Developing Capital Markets
Fund, Inc.++--Class B Shares*            $10,000      $10,663

Morgan Stanley Capital International
EAFE Index++++                           $10,000      $17,382

Morgan Stanley Capital International
Emerging Markets Free Index++++++        $10,000      $10,502



A line graph depicting growth of an investment in the Merrill Lynch Developing Capital Markets Fund, Inc.'s Class C and Class D Shares compared to growth of the Morgan Stanley Capital Internationl EAFE Index++++ and the Morgan Stanley Capital International Emerging Markets Free Index++++++. Beginning and ending values are:

                                        10/21/94**      6/00

ML Developing Capital Markets
Fund, Inc.++--Class C Shares*            $10,000      $ 9,276

ML Developing Capital Markets
Fund, Inc.++--Class D Shares*            $ 9,600      $ 9,202

Morgan Stanley Capital International
EAFE Index++++                           $10,000      $16,805

Morgan Stanley Capital International
Emerging Markets Free Index++++++        $10,000       $8,857



     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
  ++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.
++++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/00                        +15.99%         +9.90%
Five Years Ended 6/30/00                  + 2.82          +1.72
Ten Years Ended 6/30/00                   + 5.52          +4.95

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/00                        +14.87%        +10.87%
Five Years Ended 6/30/00                  + 1.75         + 1.75
Inception (7/01/94) to 6/30/00            + 1.08         + 1.08

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/00                        +14.83%        +13.83%
Five Years Ended 6/30/00                  + 1.75         + 1.75
Inception (10/21/94) to 6/30/00           - 1.31         - 1.31

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/00                        +15.83%         +9.75%
Five Years Ended 6/30/00                  + 2.58          +1.48
Inception (10/21/94) to 6/30/00           - 0.51          -1.45

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                             Ten Years/
                                                                6 Month        12 Month   Since Inception
As of June 30, 2000                                           Total Return   Total Return   Total Return
ML Developing Capital Markets Fund Class A Shares                -4.83%        +15.99%        +71.07%
ML Developing Capital Markets Fund Class B Shares                -5.34         +14.87         + 6.63
ML Developing Capital Markets Fund Class C Shares                -5.36         +14.83         - 7.24
ML Developing Capital Markets Fund Class D Shares                -4.93         +15.83         - 2.88

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class C & Class D Shares.


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                          (in US dollars)
                                          Shares                                                                   Percent of
AFRICA         Industries                  Held                Investments                               Value     Net Assets
Ghana          Beverages                   432,827    Guinness Ghana Limited                           $      75,773    0.0%

                                                      Total Investments in Ghana                              75,773    0.0


South Africa   Banking                     872,157    FirstRand Limited                                      899,171    0.4
                                            37,468    Nedcor Limited                                         786,939    0.4
                                               250    Nedcor Limited (GDR)(b)(c)                               5,251    0.0
                                            83,382    Standard Bank Investment Corporation Limited           325,903    0.2
                                                                                                      --------------  ------
                                                                                                           2,017,264    1.0

               Beverages                    99,725    South African Breweries PLC                            744,034    0.4
                                                35  ++South African Breweries PLC (c)                            261    0.0
                                                                                                      --------------  ------
                                                                                                             744,295    0.4

               Containers & Packaging      240,792    Nampak Limited                                         520,295    0.2

               Diversified Financials       74,630    Rembrandt Group Limited                                720,983    0.3

               Food & Drug Retailing     1,259,572    Metro Cash and Carry Limited                           780,266    0.4
                                           145,563    Pepkor Limited                                         523,855    0.3
                                                                                                      --------------  ------
                                                                                                           1,304,121    0.7

               IT Consulting & Services    226,780  ++Dimension Data Holdings Limited                      1,876,454    0.9

               Insurance                    56,789    Liberty Life Association of Africa Limited             540,249    0.3
                                           367,666    Sanlam Limited                                         434,366    0.2
                                                                                                      --------------  ------
                                                                                                             974,615    0.5

               Metals & Mining              20,639    Anglo American PLC                                     980,809    0.5
                                            34,280    AngloGold Limited (ADR)(a)                             704,883    0.4
                                            52,103    De Beers (ADR)(a)                                    1,263,498    0.6
                                           500,328    Gencor Limited                                       1,438,996    0.7
                                            22,571    Gencor Limited (ADR)(a)                                 64,919    0.0
                                               108    Gold Fields Limited                                        424    0.0
                                            40,731    Impala Platinum Holdings Limited                     1,515,097    0.8
                                               379    Iscor Limited                                              646    0.0
                                             2,399    Northam Platinum Limited                                 2,760    0.0
                                                                                                      --------------  ------
                                                                                                           5,972,032    3.0

               Multiline Retail             18,344    Edgars Consolidated Stores Limited                     175,864    0.1

               Oil & Gas                    78,800    Sasol Limited                                          528,820    0.3

               Wireless                    194,800    M-Cell Limited                                         943,832    0.5
               Telecommunications
               Services

                                                      Total Investments in South Africa                   15,778,575    7.9

                                                      Total Investments in Africa (Cost--$15,091,950)     15,854,348    7.9


EUROPE


Czech          Banking                      41,478  ++Komercni Banka AS                                      841,502    0.4
Republic
               Diversified                  38,387    SPT Telecom AS                                         650,508    0.3
               Telecommunication
               Services

                                                      Total Investments in the Czech Republic              1,492,010    0.7


Greece         Banking                      12,315    Alpha Credit Bank                                      487,792    0.2

               Beverages                    17,352    Hellenic Bottling Co.                                  276,996    0.2

               Diversified                 163,869    Hellenic Telecommunication Organization SA (OTE)
               Telecommunication                      (ADR)(a)                                             1,997,153    1.0
               Services

               Wireless                     18,328    Panafon Hellenic Telecom Co.                           208,611    0.1
               Telecommunications           49,700  ++STET Hellas Telecommunications SA (ADR)(a)             987,788    0.5
               Services                                                                               --------------  ------
                                                                                                           1,196,399    0.6

                                                      Total Investments in Greece                          3,958,340    2.0


Hungary        Banking                      20,658    OTP Bank Rt. (GDR)(b)                                1,043,229    0.5

               Diversified                 325,841    Magyar Tavkozlesi Rt.--Matav                         2,276,089    1.1
               Telecommunication
               Services

               Oil & Gas                    56,942    MOL Magyar Olaj-es Gazipari Rt. (GDR)(b)               777,258    0.4

                                                      Total Investments in Hungary                         4,096,576    2.0


Poland         Banking                      16,808  ++Bank Polska Kasa Opieki Grupa Pekao SA                 202,236    0.1
                                            17,000    Bank Rozwoju Eksportu SA (BRE)                         526,980    0.3
                                            53,882    Wielkopolski Bank Kredytowy SA                         314,260    0.2
                                                                                                      --------------  ------
                                                                                                           1,043,476    0.6


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
EUROPE                                    Shares                                                                   Percent of
(concluded)    Industries                  Held                Investments                               Value     Net Assets
Poland         Diversified                  62,661    Telekomunikacja Polska SA                       $      448,915    0.2%
(concluded)    Telecommunication            53,800    Telekomunikacja Polska SA (GDR)(b)                     368,530    0.2
               Services                                                                               --------------  ------
                                                                                                             817,445    0.4

               Trading Companies &          22,778  ++Elektrim Spolka Akcyjna SA                             261,516    0.1
               Distributors

                                                      Total Investments in Poland                          2,122,437    1.1


Russia         Diversified               3,268,800    Bashinformsvyaz                                        205,934    0.1
               Telecommunication           150,704    Nizhegorodsvyazinform                                  150,704    0.1
               Services                                                                               --------------  ------
                                                                                                             356,638    0.2

               Electric Utilities        2,066,208    Bashkirenergo                                          103,310    0.0
                                         2,025,000    Irkutskenergo                                          141,750    0.1
                                         8,053,000    RAO Unified Energy Systems                             926,095    0.5
                                                                                                      --------------  ------
                                                                                                           1,171,155    0.6

               Oil & Gas                    29,149    LUKoil Holding (ADR)(a)                              1,490,097    0.7
                                           152,857    Surgutneftegaz (ADR)(a)                              1,987,141    1.0
                                                                                                      --------------  ------
                                                                                                           3,477,238    1.7

               Wireless                     14,800  ++Mobile Telesystems (ADR)(a)                            331,150    0.2
               Telecommunications
                                                      Total Investments in Russia                          5,336,181    2.7


Spain          IT Consulting & Services      2,400  ++Terra Networks, SA                                      93,176    0.0

                                                      Total Investments in Spain                              93,176    0.0


                                                      Total Investments in Europe (Cost--$20,943,182)     17,098,720    8.5


LATIN
AMERICA


Argentina      Oil & Gas                    56,620    PC Holdings SA (ADR)(a)                              1,036,854    0.5

               Real Estate                  17,083    IRSA Inversiones y Representaciones SA (GDR)(b)        390,774    0.2

                                                      Total Investments in Argentina                       1,427,628    0.7


Brazil         Banking                      23,652  ++Uniao de Bancos Brasileiros SA (Unibanco) (GDR)(b)     679,995    0.3

               Beverages                 2,768,226  ++Companhia Cervejaria Brahma (Preferred)              2,347,775    1.2

               Diversified Financials      759,650  ++Itausa-Investimentos Itau SA                           736,911    0.4

               Diversified             175,892,700    Embratel Participacoes SA                            3,276,050    1.6
               Telecommunication           205,655    Embratel Participacoes SA (ADR)(a)                   4,858,599    2.4
               Services                      2,743    Tele Centro Sul Participacoes SA (ADR)(a)              200,410    0.1
                                            47,597    Telefonica SA                                        1,026,598    0.5
                                            14,962  ++Telefonica SA (ADR)(a)                                 958,487    0.5
                                                                                                      --------------  ------
                                                                                                          10,320,144    5.1

               Electric Utilities      124,982,270  ++Companhia Energetica de Minas Gerais SA--
                                                      CEMIG (Preferred)                                    2,182,340    1.1
                                            42,000  ++Companhia Paranaense de Energia-Copel (ADR)(a)         391,125    0.2
                                                                                                      --------------  ------
                                                                                                           2,573,465    1.3

               Food & Drug Retailing        35,668    Companhia Brasileira de Distribuicao Grupo
                                                      Pao de Acucar (ADR)(a)                               1,145,835    0.6

               Metals & Mining              55,622  ++Companhia Vale do Rio Doce 'A' (Preferred)           1,569,379    0.8

               Oil & Gas                    94,257  ++Petroleo Brasileiro SA--Petrobras (Preferred)        2,847,575    1.4

               Paper & Forest Products      33,000    Aracruz Celulose SA (ADR)(a)                           637,313    0.3

               Wireless                  2,936,000  ++Celular CRT Participacoes SA (Preferred)             1,285,721    0.6
               Telecommunications       63,490,526  ++Tele Celular Sul Participacoes SA                      223,484    0.1
               Services                    108,490    Tele Centro Oeste Celular Participacoes SA
                                                      (ADR)(a)                                             1,301,880    0.7
                                             6,400    Tele Leste Celular Participacoes SA (ADR)(a)           283,200    0.1
                                             2,900    Tele Nordeste Celular Participacoes SA (ADR)(a)        200,825    0.1
                                            51,187    Tele Norte Leste Participacoes SA (ADR)(a)           1,209,293    0.6
                                        90,878,471  ++Telemig Celular Participacoes SA                       292,181    0.2
                                             7,980    Telesp Celular Participacoes SA (ADR)(a)               358,102    0.2
                                                                                                      --------------  ------
                                                                                                           5,154,686    2.6

                                                      Total Investments in Brazil                         28,013,078   14.0


Mexico         Banking                     168,300  ++Grupo Financiero Banamex Accival, SA de CV
                                                      (Banacci) 'O'                                          706,130    0.4
                                         1,538,700  ++Grupo Financiero Bancomer, SA de CV 'O'                781,582    0.4
                                                                                                      --------------  ------
                                                                                                           1,487,712    0.8

               Beverages                   144,175    Panamerican Beverages, Inc. 'A' (US
                                                      Registered Shares)                                   2,153,614    1.1

               Construction Material        71,491    Cemex, SA de CV (ADR)(a)                             1,671,102    0.8
                                             5,000    Cemex, SA de CV (Warrants)(d)                            2,591    0.0

                                                                                                           1,673,693    0.8

               Diversified Financials       80,543  ++Grupo Carso, SA de CV 'A1'                             282,291    0.1

               Diversified Telecommuni-     71,052    Telefonos de Mexico SA (ADR)(a)                      4,058,846    2.0
               cation Services

               Food Products               340,482    Grupo Industrial Bimbo, SA de CV 'A'                   536,138    0.3
                                           906,207    Grupo Industrial Maseca, SA de CV 'B'                  427,165    0.2
                                                                                                      --------------  ------
                                                                                                             963,303    0.5

               Machinery                    46,369    Tubos de Acero de Mexico SA (ADR)(a)                   643,370    0.3

               Media                        40,739  ++Grupo Televisa SA (GDR)(b)                           2,808,445    1.4
                                         1,068,500    TV Azteca, SA de CV                                    868,390    0.4
                                           223,771    TV Azteca, SA de CV (ADR)(a)                         2,950,980    1.5
                                                                                                      --------------  ------
                                                                                                           6,627,815    3.3

               Multiline Retail             47,142  ++Grupo Sanborns SA 'B1'                                  76,147    0.0

               Paper & Forest Products     601,980    Kimberly-Clark de Mexico, SA de CV 'A'               1,703,169    0.9

               Specialty Retailing         201,000    Grupo Elektra, SA de CV                                201,337    0.1

                                                      Total Investments in Mexico                         19,871,297    9.9

Venezuela      Diversified Telecommuni-     15,076    Compania Anonima Nacional Telefonos de
               cation Services                        Venezuela (CANTV) (ADR)(a)                             409,879    0.2

                                                      Total Investments in Venezuela                         409,879    0.2

                                                      Total Investments in Latin America (Cost--
                                                      $40,058,348)                                        49,721,882   24.8


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
MIDDLE                                    Shares                                                                   Percent of
EAST           Industries                  Held                Investments                               Value     Net Assets
Egypt          Banking                      14,262  ++Commercial International Bank (GDR)(b)          $      149,751    0.1%
                                            29,677  ++Commercial International Bank (GDR)(b)(c)              311,609    0.2
                                                                                                      --------------  ------
                                                                                                             461,360    0.3

               Beverages                     4,522  ++Al-Ahram Beverages Company S.A.E. (GDR)(b)(c)           76,422    0.0

               Diversified Financials       23,309    EFG-Hermes Holding, S.A.E. (GDR)(b)(c)                  73,423    0.0

               Pharmaceuticals               1,576    Egyptian International Pharmaceutical Industries
                                                      Company                                                 70,807    0.0

                                                      Total Investments in Egypt                             682,012    0.3


Israel         Banking                     371,888    Bank Hapoalim                                        1,078,411    0.5
                                           529,689    Bank Leumi Le-Israel                                 1,093,627    0.5
                                                                                                      --------------  ------
                                                                                                           2,172,038    1.0

               Communications Equipment     21,593    ECI Telecom Limited (US Registered Shares)             769,251    0.4

               Diversified                 161,009    Bezeq Israeli Telecommunication Corporation Ltd.       897,123    0.5
               Telecommunication
               Services

               Food & Drug Retailing         6,041    Blue Square Chain Investments and
                                                      Properties Ltd.                                         83,151    0.0
                                            31,654    Supersol Ltd.                                          114,661    0.1
                                                                                                      --------------  ------
                                                                                                             197,812    0.1

               IT Consulting & Services      9,005  ++Check Point Software Technologies Ltd.               1,911,311    1.0

               Media                         1,432  ++RT-SET Real Time Synthesized Entertainment
                                                      Technology Ltd.                                         22,375    0.0

               Pharmaceuticals              20,800    Teva Pharmaceutical Industries Ltd. (ADR)(a)         1,153,100    0.6

                                                      Total Investments in Israel                          7,123,010    3.6


Turkey         Banking                 113,437,849  ++Turkiye Garanti Bankasi AS                           1,373,340    0.7
                                       273,840,935  ++Yapi ve Kredi Bankasi AS                             3,050,044    1.5
                                                                                                      --------------  ------
                                                                                                           4,423,384    2.2

               Beverages                 8,186,933    Ege Biracilik Ve Malt Sanayii AS                       535,223    0.3

               Food & Drug Retailing     4,541,418    Migros Turk T.A.S.                                     843,040    0.4

               Household Durables        2,314,000  ++Vestel Elektronik Sanayi ve Ticaret AS                 700,363    0.4

               Industrial               19,170,000  ++Dogan Sirketler Grubu Holding A.S.                     464,165    0.2
               Conglomerates

                                                      Total Investments in Turkey                          6,966,175    3.5

                                                      Total Investments in the Middle East
                                                      (Cost--$10,524,268)                                 14,771,197    7.4


PACIFIC
BASIN/ASIA


China          Chemicals                    33,552    Beijing Yanhua Petrochemical Company
                                                      Ltd. (ADR)(a)                                          184,536    0.1

               Communications              540,500    Eastern Communication Co., Ltd. 'B'                    473,478    0.2
               Equipment

               Diversified                  31,015    China Mobile (Hong Kong) Limited (ADR)(a)            5,514,855    2.8
               Telecommunication            54,600  ++China Unicom Limited (ADR)(a)                        1,160,250    0.6
               Services
                                                                                                           6,675,105    3.4

               Electric Utilities        1,741,000    Beijing Datang Power Generation Company
                                                      Limited 'H'                                            390,844    0.2
                                            64,686    Huaneng Power International, Inc. (ADR)(a)             861,132    0.4

                                                                                                           1,251,976    0.6

               Internet Software &             900  ++AsianInfo Holdings, Inc.                                40,219    0.0
               Services

               Machinery                 2,395,774    Qingling Motor Company 'H'                             273,529    0.1

               Oil & Gas                    41,200  ++PetroChina Company Limited (ADR)(a)                    862,625    0.4

               Software                    340,000  ++Founder Holdings Limited                               151,566    0.1

                                                      Total Investments in China                           9,913,034    4.9


Hong Kong      Chemicals                20,230,000    Jilin Chemical Industrial Company Limited 'H'        1,232,698    0.6

               Construction Material    10,665,219  ++Anhui Conch Cement Co. Ltd. 'H'                        861,941    0.5

               Internet Software &          10,700  ++SINA.com                                               271,512    0.1
               Services

               Media                        31,000  ++i-CABLE Communications Limited (ADR)(a)                238,313    0.1


               Real Estate                 141,000    Hongkong Land Holdings Limited                         225,600    0.1
                                           166,000    Hysan Development Company Limited                      174,618    0.1
                                                                                                      --------------  ------
                                                                                                             400,218    0.2

                                                      Total Investments in Hong Kong                       3,004,682    1.5


India          Banking                     122,543    State Bank of India                                    620,910    0.3

               Chemicals                       160    Reliance Industries Ltd.                                 1,221    0.0
                                           185,795  ++Reliance Industries Ltd.                             1,417,819    0.7

                                                                                                           1,419,040    0.7

               Construction &               50,367    Larsen & Toubro Ltd.                                   278,147    0.1
               Engineering                  14,540    Larsen & Toubro Ltd. (GDR)(b)                          156,305    0.1
                                                                                                      --------------  ------
                                                                                                             434,452    0.2

               Construction Material            10    Associated Cement Companies Ltd.                            26    0.0

               Diversified Financials           50    ICICI Ltd.                                                 140    0.0
                                           526,762  ++ICICI Ltd.                                           1,479,261    0.7
                                                                                                      --------------  ------
                                                                                                           1,479,401    0.7

               Diversified Telecommuni-     71,240    Videsh Sanchar Nigam Ltd. (GDR)(b)                   1,086,410    0.5
               cation Services

               Electric Utilities              682    Bombay Electrical Supply                                 3,748    0.0

               Household Products           27,686    Hindustan Lever Limited                              1,757,842    0.9

               IT Consulting & Services     12,894  ++Infosys Technologies Limited                         2,401,103    1.2
                                            32,441    Satyam Computer Services Limited                     2,165,735    1.1
                                                                                                      --------------  ------
                                                                                                           4,566,838    2.3

               Internet Software &          53,500  ++Pentamedia Graphics Ltd.                               705,329    0.4
               Services


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
PACIFIC BASIN/ASIA                        Shares                                                                   Percent of
(continued)    Industries                  Held                Investments                               Value     Net Assets
India          Metals & Mining             100,314    Hindalco Industries Ltd.                        $    1,773,193    0.9%
(concluded)                                  5,015    Hindalco Industries Ltd. (GDR)(b)                       96,539    0.0
                                                                                                      --------------  ------
                                                                                                           1,869,732    0.9

               Oil & Gas                    45,119    Bharat Petroleum Corporation Ltd.                      194,778    0.1
                                               200    Hindustan Petrochemical Corporation (New)                  550    0.0
                                                                                                      --------------  ------
                                                                                                             195,328    0.1

               Pharmaceuticals               2,749    Ranbaxy Laboratories Limited (GDR)(b)                   43,297    0.0

               Software                     11,111    Wipro Limited                                          721,292    0.4

               Tobacco                      43,364    ITC Limited                                            771,374    0.4

                                                      Total Investments in India                          15,675,019    7.8


Indonesia      Banking                  38,428,000  ++PT Bank Internasional Indonesia                        439,052    0.2

               Diversified                  25,526    PT Indosat (Persero) Tbk (ADR)(a)                      290,358    0.2
               Telecommunication         2,240,000    PT Telekomunikasi Indonesia                            786,975    0.4
               Services                                                                               --------------  ------
                                                                                                           1,077,333    0.6

               Paper & Forest Products   2,181,000  ++PT Indah Kiat Pulp & Paper Corporation Tbk             442,305    0.2

                                                      Total Investments in Indonesia                       1,958,690    1.0


Malaysia       Banking                     148,000    AMMB Holdings Berhad                                   494,632    0.3
                                           360,400    Malayan Banking Berhad                               1,460,568    0.7
                                           233,000    Public Bank Berhad 'Foreign'                           233,000    0.1
                                                                                                      --------------  ------
                                                                                                           2,188,200    1.1

               Diversified                 888,200    Telekom Malaysia Berhad                              3,061,953    1.5
               Telecommunication
               Services

               Electric Utilities          734,000    Tenaga Nasional Berhad                               2,395,158    1.2

               Hotels, Restaurants &       407,000    Resorts World Berhad                                 1,113,895    0.5
               Leisure

               Semiconductor                64,000    Malaysian Pacific Industries Berhad                    656,842    0.3
               Equipment & Products         24,400    Unisem (M) Berhad                                      173,368    0.1
                                                                                                      --------------  ------
                                                                                                             830,210    0.4

               Tobacco                     141,100    British American Tobacco Berhad                      1,151,079    0.6

                                                      Total Investments in Malaysia                       10,740,495    5.3


Philippines    Electric Utilities          512,988    Manila Electric Company 'B'                            753,522    0.4

                                                      Total Investments in the Philippines                   753,522    0.4


Singapore      Semiconductor                54,239  ++ST Assembly Test Services Limited (ADR)(a)           1,389,874    0.7
               Equipment & Products

                                                      Total Investments in Singapore                       1,389,874    0.7


South Korea    Automobile                   40,953    Hyundai Motor Company Ltd.                             525,215    0.3

               Banking                      50,985    Housing & Commercial Bank, Korea                     1,193,434    0.6
                                            79,028    Kookmin Bank                                         1,006,433    0.5

                                                                                                           2,199,867    1.1

               Chemicals                    15,530    Honam Petrochemical Corporation                        104,042    0.1
                                            34,820    L.G. Chemical Limited                                  696,384    0.3
                                                                                                      --------------  ------
                                                                                                             800,426    0.4

               Diversified Financials       35,960  ++Daewoo Securities                                      192,857    0.1
                                            16,407    Dongwon Securities                                     118,304    0.1
                                            26,225    Hyundai Securities                                     261,068    0.1
                                            11,974    LG Investment & Securities Company Limited             155,712    0.1
                                            18,784    Samsung Securities Company Ltd.                        412,733    0.2
                                                                                                      --------------  ------
                                                                                                           1,140,674    0.6

               Diversified                  12,601    Korea Telecom Corporation (ADR)(a)                     609,573    0.3
               Telecommunication
               Services

               Electric Utilities          119,880    Korea Electric Power Corporation                     3,719,960    1.9

               Electronic Equipment &        4,506    Samsung Display Devices Co., Ltd.                      216,202    0.1
               Instruments

               Food Products                 7,632    Cheil Jedang Corporation                               311,515    0.1
                                             1,640    Cheil Jedang Corporation (Preferred)                    23,974    0.0
                                                                                                      --------------  ------
                                                                                                             335,489    0.1

               Internet Software &          17,670  ++Haansoft Inc.                                          286,042    0.1
               Services

               Metals & Mining              32,746    Pohang Iron & Steel Company Ltd. (ADR)(a)              785,904    0.4

               Oil & Gas                    20,720    SK Corporation                                         380,013    0.2

               Semiconductor                32,801    Samsung Electronics                                 10,854,975    5.4
               Equipment & Products

               Wireless                     37,230  ++Hansol M.com Co., Ltd. (c)                             721,211    0.4
               Telecommunications           15,000  ++Korea Telecom Freetel                                  999,529    0.5
               Services                     72,427    SK Telecom Co. Ltd. (ADR)(a)(c)                      2,630,005    1.3
                                                                                                      --------------  ------
                                                                                                           4,350,745    2.2

                                                      Total Investments in South Korea                    26,205,085   13.1


Taiwan         Banking                     549,567  ++Bank Sinopac                                           353,293    0.2
                                         3,822,266  ++E. Sun Commercial Bank                               1,613,294    0.8
                                           297,000    United World Chinese Commercial Bank                   281,571    0.1
                                                                                                      --------------  ------
                                                                                                           2,248,158    1.1

               Chemicals                 1,105,887    Formosa Plastic Corporation                          2,082,514    1.1

               Computers &                 157,000  ++Acer Inc.                                              293,101    0.1
               Peripherals                 180,880    Asustek Computer Inc.                                1,491,673    0.7
                                           215,995    Compal Electronics Inc.                                529,468    0.3
                                           568,000  ++First International Computer Inc.                      531,117    0.3
                                           155,400    Quanta Computer Inc.                                   771,955    0.4
                                                                                                      --------------  ------
                                                                                                           3,617,314    1.8


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                              (in US dollars)
                                          Shares                                                                   Percent of
AFRICA         Industries                  Held                Investments                               Value     Net Assets
Taiwan         Construction Material       208,600    Asia Cement Corporation                         $      135,455    0.1%
(concluded)                                256,800    Taiwan Cement Corporation                              203,439    0.1
                                                                                                      --------------  ------
                                                                                                             338,894    0.2

               Diversified Financials      514,400  ++China Development Industrial Bank Inc.                 684,753    0.4

               Electrical Equipment        575,000  ++Pacific Electrical Wire & Cable Co. Ltd.               459,253    0.2

               Electronic Equipment &      204,100  ++Chroma Ate Inc.                                        457,237    0.2
               Instruments

               Insurance                   269,304    Cathay Life Insurance Co., Ltd.                        620,798    0.3

               Internet Software &           5,300  ++GigaMedia Ltd.                                          63,600    0.0
               Services

               Semiconductor               372,636  ++Mosel Vitelic, Inc.                                    931,590    0.5

               Equipment & Products      1,498,338  ++Taiwan Semiconductor Manufacturing Company           7,102,511    3.5
                                           904,200  ++United Microelectronics Corporation, Ltd.            2,510,036    1.3
                                           858,000  ++Vanguard International Semiconductor
                                                      Corporation                                          1,490,357    0.7
                                                                                                      --------------  ------
                                                                                                          12,034,494    6.0

                                                      Total Investments in Taiwan                         22,607,015   11.3

Thailand       Banking                     527,700  ++Bangkok Bank Public Company Limited 'Foreign'          645,751    0.3
                                         1,297,000    Siam Commercial Bank Public Company Limited
                                                      (Warrants)(d)                                          152,102    0.1
                                           805,200  ++Thai Farmers Bank Public Company Limited
                                                      'Foreign'                                              677,415    0.3
                                                                                                      --------------  ------
                                                                                                           1,475,268    0.7

               Computers & Peripherals     146,400  ++Shin Corporations Public Company Limited
                                                      'Foreign'                                              768,857    0.4

               Construction Material        27,549  ++The Siam Cement Public Company Limited                 516,917    0.3

               Media                       131,700    BEC World Public Company Limited 'Foreign'             772,237    0.4

                                                      Total Investments in Thailand                        3,533,279    1.8

                                                      Total Investments in the Pacific Basin/Asia
                                                      (Cost--$82,481,413)                                 95,780,695   47.8


               Total Investments (Cost--$169,099,161)                                                    193,226,842   96.4

               Other Assets Less Liabilities                                                               7,123,547    3.6
                                                                                                      --------------  ------
               Net Assets                                                                             $  200,350,389  100.0%
                                                                                                      ==============  ======


             ++Non-income producing security.
            (a)American Depositary Receipts (ADR).
            (b)Global Depositary Receipts (GDR).
            (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

               See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2000
Assets:             Investments, at value (identified cost--$169,099,161)                                  $ 193,226,842
                    Foreign cash                                                                               8,596,090
                    Receivables:
                      Capital shares sold                                                 $   2,391,419
                      Securities sold                                                         2,266,811
                      Dividends                                                                 752,976        5,411,206
                                                                                          -------------
                    Prepaid expenses and other assets                                                             68,832
                                                                                                           -------------
                    Total assets                                                                             207,302,970
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    4,407,371
                      Capital shares redeemed                                                   760,866
                      Investment adviser                                                        153,861
                      Distributor                                                                85,316
                      Reorganization costs                                                       57,790        5,465,204
                                                                                          -------------
                    Accrued expenses and other liabilities                                                     1,487,377
                                                                                                           -------------
                    Total liabilities                                                                          6,952,581
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 200,350,389
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                      $     555,490
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            600,791
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            124,176
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            200,894
                    Paid-in capital in excess of par                                                         405,773,135
                    Accumulated distributions in excess of investment income--net                             (1,073,849)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (202,155,272)
                    Accumulated distributions in excess of realized capital gains on investments and foreign currency
                    transactions--net                                                                        (27,312,230)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         23,637,254
                                                                                                           -------------
                    Net assets                                                                             $ 200,350,389
                                                                                                           =============

Net Asset           Class A--Based on net assets of $76,571,642 and 5,554,898 shares
Value:                       outstanding                                                                   $       13.78
                                                                                                           =============
                    Class B--Based on net assets of $79,860,874 and 6,007,910 shares
                             outstanding                                                                   $       13.29
                                                                                                           =============
                    Class C--Based on net assets of $16,442,519 and 1,241,757 shares
                             outstanding                                                                   $       13.24
                                                                                                           =============
                    Class D--Based on net assets of $27,475,354 and 2,008,938 shares
                             outstanding                                                                   $       13.68
                                                                                                           =============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 2000
Investment Income:  Dividends (net of $386,836 foreign withholding tax)                                    $   3,878,026
                    Interest and discount earned                                                                 158,506
                                                                                                           -------------
                    Total income                                                                               4,036,532
                                                                                                           -------------

Expenses:           Investment advisory fees                                              $   2,088,330
                    Account maintenance and distribution fees--Class B                          884,781
                    Custodian fees                                                              479,367
                    Accounting services                                                         334,236
                    Transfer agent fees--Class B                                                240,621
                    Account maintenance and distribution fees--Class C                          176,690
                    Transfer agent fees--Class A                                                181,987
                    Professional fees                                                           113,393
                    Printing and shareholder reports                                             92,267
                    Account maintenance fees--Class D                                            52,753
                    Transfer agent fees--Class C                                                 49,158
                    Transfer agent fees--Class D                                                 47,495
                    Directors' fees and expenses                                                 42,761
                    Dividend fees                                                                35,042
                    Registration fees                                                            32,801
                    Other                                                                       164,268
                                                                                          -------------
                    Total expenses                                                                             5,015,950
                                                                                                           -------------
                    Investment loss--net                                                                        (979,418)
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       31,202,929
(Loss) on             Foreign currency transactions--net                                        (16,450)      31,186,479
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                         (762,094)
                      Foreign currency transactions--net                                        859,888           97,794
                                                                                          -------------    -------------
                    Net Increase in Net Assets Resulting from Operations                                   $  30,304,855
                                                                                                           =============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year
                                                                                                  Ended June 30,
                    Increase (Decrease) in Net Assets:                                         2000           1999
Operations:         Investment income (loss)--net                                         $    (979,418)   $   3,568,319
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        31,186,479     (124,742,946)
                    Change in unrealized appreciation/depreciation on investments and foreign currency
                    transactions--net                                                            97,794      102,522,043
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations          30,304,855      (18,652,584)
                                                                                          -------------    -------------

Distributions to    In excess of realized gain on investments--net:
Shareholders:         Class A                                                                        --         (567,181)
                      Class B                                                                        --         (682,842)
                      Class C                                                                        --         (135,257)
                      Class D                                                                        --         (129,720)

                    Net decrease in net assets resulting from distributions to
                    shareholders                                                                     --       (1,515,000)
                                                                                          -------------    -------------
Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                            (42,589,402)    (215,573,715)
                                                                                          -------------    -------------

Net Assets:         Total decreasein net assets                                             (12,284,547)    (235,741,299)
                    Beginning of year                                                       212,634,936      448,376,235
                                                                                          -------------    -------------
                    End of year                                                           $ 200,350,389    $ 212,634,936
                                                                                          =============    =============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


CONSOLIDATED FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                                   Class A++
from information provided in the financial statements.                             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $  11.88   $  10.44  $  17.23  $  15.05   $  13.35
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .01        .18       .08       .36        .23
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.89       1.32     (6.18)     2.21       1.71
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.90       1.50     (6.10)     2.57       1.94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.12)     (.28)      (.24)
                      In excess of investment income--net                   --         --      (.09)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.69)     (.39)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.78   $  11.88  $  10.44  $  17.23   $  15.05
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  15.99%     14.60%   (36.00%)    17.66%     14.82%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.84%      1.97%     1.63%     1.53%      1.54%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .10%      1.94%      .53%     2.32%      1.66%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 76,572   $ 83,115  $219,422  $471,790   $342,884
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  51.68%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========


The following per share data and ratios have been derived                                 Class B++
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997      1996
Per Share           Net asset value, beginning of year                $  11.57   $  10.28  $  17.04  $  14.90   $  13.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.12)       .08      (.07)      .19        .09
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                1.84       1.27     (6.08)     2.20       1.69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.72       1.35     (6.15)     2.39       1.78
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.07)     (.14)      (.12)
                      In excess of investment income--net                   --         --      (.06)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.61)     (.25)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.29   $  11.57  $  10.28  $  17.04   $  14.90
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  14.87%     13.37%   (36.68%)   16.39%     13.63%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.88%      3.04%     2.67%     2.57%      2.56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.97%)      .91%     (.53%)    1.22%       .65%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 79,861   $ 92,104  $164,929  $398,468   $302,183
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  51.68%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========

The following per share data and ratios have been derived                                 Class C++
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997      1996
Per Share           Net asset value, beginning of year                $  11.53   $  10.24  $  16.99  $  14.87   $  13.22
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.12)       .08      (.07)      .18        .09
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                1.83       1.27     (6.08)     2.20       1.70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.71       1.35     (6.15)     2.38       1.79
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.07)     (.15)      (.14)
                      In excess of investment income--net                   --         --      (.05)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.60)     (.26)      (.14)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.24   $  11.53  $  10.24  $  16.99   $  14.87
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  14.83%     13.42%   (36.69%)   16.37%     13.68%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.89%      3.04%     2.68%     2.58%      2.56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.96%)      .90%     (.51%)    1.19%       .67%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 16,442   $ 17,768  $ 32,339  $ 71,769   $ 46,983
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  51.68%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                                 Class D++
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $  11.81   $  10.41  $  17.19  $  15.02   $  13.33
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.02)       .16       .04       .32        .21
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                1.89       1.30     (6.15)     2.20       1.69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.87       1.46     (6.11)     2.52       1.90
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.11)     (.24)      (.21)
                      In excess of investment income--net                   --         --      (.08)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.67)     (.35)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.68   $  11.81  $  10.41  $  17.19   $  15.02
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  15.83%     14.26%   (36.13%)   17.30%     14.55%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.09%      2.20%     1.88%     1.78%      1.76%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.15%)     1.74%      .28%     2.06%      1.48%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 27,475   $ 19,648  $ 31,686  $ 73,686   $ 57,821
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  51.68%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Consolidated Financial Statements.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $959,077 have been reclassified between accumulated net realized capital losses and accumulated net investment loss, $395,655 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $1,489,286 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distri-bution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account
                                 Maintenance          Distribution
                                     Fee                  Fee

Class B                              .25%                   .75%
Class C                              .25%                   .75%
Class D                              .25%                   --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               FAMD      MLPF&S

Class A                        $1,007    $ 7,150
Class D                        $1,500    $22,419


For the year ended June 30, 2000, MLPF&S received contingent deferred sales charges of $166,087 and $3,208 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $15,886 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $160,113 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2000 were $103,723,725 and $149,586,562, respectively.

Net realized gains (losses) for the year ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:


                                   Realized         Unrealized
                                    Gains             Gains
                                   (Losses)          (Losses)

Long-term investments           $  31,203,055      $ 24,127,681
Short-term investments                   (126)               --
Foreign currency transactions        (213,818)         (490,427)
Forward foreign exchange
contracts                             197,368                --
                                -------------      ------------
Total                           $  31,186,479      $ 23,637,254
                                =============      ============


As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $22,330,771, of which $48,018,409 related to appreciated securities and $25,687,638 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $170,896,071.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $42,589,402 and $215,573,715 for the years ended June 30, 2000 and June 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           631,619    $    8,674,622
Shares issued resulting from
reorganization                         34,779           447,897
                                 ------------    --------------
Total issued                          666,398         9,122,519
Shares redeemed                    (2,109,028)      (27,706,605)
                                 ------------    --------------
Net decrease                       (1,442,630)   $  (18,584,086)
                                 ============    ==============


Class A Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,619,556    $   15,898,255
Shares issued to shareholders
in reinvestment of distributions       59,063           489,047
                                 ------------    --------------
Total issued                        1,678,619        16,387,302
Shares redeemed                   (15,707,343)     (133,315,366)
                                 ------------    --------------
Net decrease                      (14,028,724)   $ (116,928,064)
                                 ============    ==============


Class B Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           780,129    $   10,082,221
Shares issued resulting from
reorganization                        135,377         1,683,229
                                 ------------    --------------
Total issued                          915,506        11,765,450
Automatic conversion of shares      (226,293)       (2,861,551)
Shares redeemed                    (2,638,734)      (33,736,586)
                                 ------------    --------------
Net decrease                       (1,949,521)   $  (24,832,687)
                                 ============    ==============


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,372,844    $   12,591,100
Shares issued to shareholders
in reinvestment of distributions       73,184           594,258
                                 ------------    --------------
Total issued                        1,446,028        13,185,358
Automatic conversion of shares       (190,641)       (1,779,556)
Shares redeemed                    (9,342,483)      (83,600,044)
                                 ------------    --------------
Net decrease                       (8,087,096)   $  (72,194,242)
                                 ============    ==============


Class C Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           170,097    $    2,198,270
Shares issued resulting from
reorganization                         12,021           148,890
                                 ------------    --------------
Total issued                          182,118         2,347,160
Shares redeemed                      (481,324)       (6,159,185)
                                 ------------    --------------
Net decrease                         (299,206)   $   (3,812,025)
                                 ============    ==============


Class C Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           302,107    $    2,904,136
Shares issued to shareholders
in reinvestment of distributions       14,361           116,179
                                 ------------    --------------
Total issued                          316,468         3,020,315
Shares redeemed                    (1,933,187)      (17,202,260)
                                 ------------    --------------
Net decrease                       (1,616,719)   $  (14,181,945)
                                 ============    ==============


Class D Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           843,820    $   11,304,507
Automatic conversion of shares        220,665         2,861,551
Shares issued resulting from
reorganization                         22,034           281,628
                                 ------------    --------------
Total issued                        1,086,519        14,447,686
Shares redeemed                      (740,603)       (9,808,290)
                                 ------------    --------------
Net increase                          345,916    $    4,639,396
                                 ============    ==============


Class D Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           630,224    $    5,544,815
Automatic conversion of shares        187,608         1,779,556
Shares issued to shareholders
in reinvestment of distributions       13,643           112,554
                                 ------------    --------------
Total issued                          831,475         7,436,925
Shares redeemed                    (2,213,300)      (19,706,389)
                                 ------------    --------------
Net decrease                       (1,381,825)   $  (12,269,464)
                                 ============    ==============



5. Commitments:
At June 30, 2000, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $213,000 and $1,302,000, respectively.

6. Capital Loss Carryforward:
At June 30, 2000, the Fund had a net capital loss carryforward of approximately $225,302,000, of which $154,000 expires in 2003, $594,000 expires in 2005 and $224,554,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Acquisition of Merrill Lynch Middle East/Africa Fund, Inc.:
On May 19, 2000, the Fund acquired all of the net assets of Merrill Lynch Middle East/Africa Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 279,271 shares of common stock of Merrill Lynch Middle East/Africa Fund, Inc. for 204,212 shares of common stock of the Fund. Merrill Lynch Middle East/Africa Fund, Inc.'s net assets on that date of $2,561,644, including $331,973 of unrealized appreciation and $1,161,330 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $188,104,873.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2000, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2000, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 14, 2000
</AUDIT-REPOR>


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2000


PORTFOLIO INFORMATION (unaudited)



Ten Largest Equity Holdings               Percent of
As of June 30, 2000                       Net Assets

Samsung Electronics                           5.4%
Embratel Participacoes SA*                    4.0
Taiwan Semiconductor Manufacturing Company    3.5
China Mobile (Hong Kong) Limited (ADR)        2.8
Telefonos de Mexico SA (ADR)                  2.0
TV Azteca, SA de CV*                          1.9
Korea Electric Power Corporation              1.9
Telekom Malaysia Berhad                       1.5
Yapi ve Kredi Bankasi AS                      1.5
Petroleo Brasileiro SA--Petrobas (Preferred)  1.4

*Includes combined holdings.




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863